UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2010

                             Atomic Paintball, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                 (State or other jurisdiction of incorporation)



       000-52856                                      75-2942917
---------------------------                           -------------
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)

           510 Trophy Lake Drive, Suite 314, Trophy Club, Texas 76262
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 817-491-8611

                                  _____n/a_____
                                  -------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2010, Atomic Paintball, Inc. ("the Company") held its annual shareholder meeting ("the meeting") at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092. At such meeting, the following proposals were passed by a majority of the shareholders of the Company. Shareholders holding 4,059,099 shares of common stock were eligible to vote on the proposals.

The proposals presented to the shareholders were voted on and approved by the shareholders as set forth below.

1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominees: Don Mark Dominey and Stephen W. Weathers

For: 2,765,352 (68%) shares
No:  0 shares
Abstain: 45,000 (1.11%) shares
Did Not Vote: 1,248,747 (30.76%)

Messrs. Don Mark Dominey and Stephen W. Weathers were re-elected to the Board of Directors.

2. To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditor for fiscal year ended December 31, 2010.

For: 2,765,352 (68%) shares
No:  0 shares
Abstain: 45,000 (1.11%) shares
Did Not Vote: 1,248,747 (30.76%)

3. To authorize board of directors of the Company to approve and adopt the 2010 Stock Option and Award Incentive Plan.

For: 2,765,352 (68%) shares
No:  0 shares
Abstain: 45,000 (1.11%) shares
Did Not Vote: 1,248,747 (30.76%)

4. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

For: 2,165,352 (53.35%) shares
No:  600,000(14.78%) shares
Abstain: 45,000 (1.11%) shares
Did Not Vote: 1,248,747 (30.76%)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             ATOMIC PAINTBALL, INC.

                                  (Registrant)

                              Dated: June 29, 2010


                    /s/ Don Mark Dominey
                    Don Mark Dominey, Chief Executive Officer